Acquisitions of Stork Holding B.V.	12 Months Ended
Dec. 31, 2017
Acquisitions of Stork Holding B.V
Acquisitions of Stork Holding B.V

18.Acquisitions of Stork Holding B.V.

On March 1, 2016 (“the acquisition date”), the company acquired 100 percent of Stork for an aggregate purchase price of €695 million (or approximately $756 million), including the assumption of debt and other liabilities. Stork, based in the Netherlands, is a global provider of maintenance, modification and asset integrity services associated with large existing industrial facilities in the oil and gas, chemicals, petrochemicals, industrial and power markets. The company paid €276 million (or approximately $300 million) in cash consideration. The company borrowed €200 million (or approximately $217 million) under its $1.7 billion Revolving Loan and Letter of Credit Facility, and paid €76 million (or approximately $83 million) of cash on hand to initially finance the Stork acquisition. The €200 million borrowed under the $1.7 billion Revolving Loan and Letter of Credit Facility was subsequently repaid from the net proceeds of the 2016 Notes as discussed in Note 8.

In conjunction with the acquisition, the company assumed Stork’s outstanding debt obligations, including the Stork Notes, borrowings under a €110 million Super Senior Revolving Credit Facility, and other debt obligations. On March 2, 2016, the company gave notice to all holders of the Stork Notes of the full redemption of the outstanding €273 million (or approximately $296 million) principal amount of Stork Notes plus a redemption premium of €7 million (or approximately $8 million) effective March 17, 2016. The redemption of the Stork Notes was initially funded with additional borrowings under the company’s $1.7 billion Revolving Loan and Letter of Credit Facility, which borrowings were subsequently repaid from the net proceeds of the 2016 Notes. Certain other outstanding debt obligations assumed in the Stork acquisition of €20 million (or approximately $22 million) were settled in March 2016. In April 2016, the company repaid and replaced the €110 million Super Senior Revolving Credit Facility with a €125 million Revolving Credit Facility that was available to fund working capital in the ordinary course of business. This replacement facility, which bore interest at EURIBOR plus .75%, expired in April 2017. Outstanding borrowings of $53 million under the €125 million Revolving Credit Facility were repaid in the first quarter of 2017.

The company completed its valuation of Stork’s assets and liabilities at the end of 2016. The aggregate purchase price noted above was allocated to the major categories of assets acquired and liabilities assumed based upon their estimated fair values as of the acquisition date. The excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired, totaling €384 million (or approximately $417 million), has been recorded as goodwill.

The fair value of acquired intangible assets, which consisted primarily of customer relationships and trade names, as well as below market contracts and leases were determined using income-based approaches that utilized unobservable Level 3 inputs, including significant management assumptions such as forecasted revenue and operating margins, customer attrition, and weighted average cost of capital. Customer relationships are being amortized on a straight-line basis over their estimated useful lives of 8 years. Acquired trade names with finite lives are being amortized on a straight-line basis over their estimated useful lives, ranging from 2 to 15 years. Trade names with indefinite lives are not amortized, but are subject to annual impairment testing (See Note 1).

The fair value of property, plant and equipment was determined using a cost-based approach that considers the estimated reproductive cost of the assets adjusted for depreciation factors, which include physical deterioration and functional or economic obsolescence. This approach uses Level 3 inputs that are generally unobservable in the marketplace. A market-based approach was also applied as a secondary method to estimate the fair value of certain assets. The market-based approach utilized observable Level 2 inputs for similar assets in active markets.

Goodwill represents the excess of the purchase price over the fair value of the underlying net assets acquired. Factors contributing to the goodwill balance include the acquired established workforce and the estimated future synergies associated with the combined operations. Of the total goodwill recorded in conjunction with the Stork acquisition, none is expected to be deductible for tax purposes. The goodwill recognized in conjunction with the Stork acquisition has been reported in the Diversified Services segment.

The following table summarizes the fair values of assets acquired and liabilities assumed as of the acquisition date:

(in thousands)	In EUR	In USD
Cash and cash equivalents	€54,441	$59,204
Accounts and notes receivable	167,894	182,585
Contract work in process	96,667	105,125
Other current assets	51,065	55,533
Property, plant and equipment	162,525	176,746
Investments	1,487	1,617
Intangible assets	171,000	185,963
Goodwill	383,734	417,310
Deferred taxes, net	9,867	10,730
Other assets	900	979
Trade accounts payable	(113,898)	(123,864)
Advance billings on contracts	(21,364)	(23,234)
Other accrued liabilities	(205,034)	(222,975)
Revolving credit facility and other borrowings	(400,228)	(435,248)
Long-term debt	(15,295)	(16,633)
Noncurrent liabilities	(65,001)	(70,689)
Noncontrolling interests	(2,947)	(3,205)

Net assets acquired	€275,813	$299,944

Since the acquisition date, revenue and earnings from Stork of $1.2 billion and $10 million, respectively, for the year ended December 31, 2016 have been included in the Consolidated Statement of Earnings. Integration costs of $14 million and transaction costs of $11 million were included in corporate general and administrative expense for the year ended December 31, 2016.

The following pro forma financial information reflects the Stork acquisition as if it had occurred on January 1, 2015 and includes adjustments for debt refinancing and transaction costs.

	Year Ended December 31,
(in thousands)	2016	2015
Pro forma revenue	$19,262,991	$19,786,167
Pro forma net earnings attributable to Fluor Corporation	283,705	413,040